UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 20, 2008

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

(Exact name of registrant as specified in charter)

Virginia	001-32709	54-0283385
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6610 West Broad Street, Richmond, VA		23230
(Address of principal executive offices)		(Zip Code)

(804) 281-6000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-29(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.

The following documents are filed with reference to and are hereby incorporated into the Registration Statement on Form S-3 (File No. 333-128718), as amended, of Genworth Life and Annuity Insurance Company, filed with the Securities and Exchange Commission on September 30, 2005 and amended on December 8, 2005.

(d) Exhibits

Exhibit Number	Description
Exhibit 4.1	Pricing Instrument, dated as of March 17, 2008, relating to Genworth Global Funding Trust 2008-9

Exhibit 4.2	Retail Global Note, dated as of March 20, 2008

Exhibit 4.3	Funding Agreement issued by Genworth Life and Annuity Insurance Company to Genworth Global Funding Trust 2008-9, effective as of March 20, 2008

Exhibit 5.1	Opinion of Heather C. Harker, counsel for Genworth Life and Annuity Insurance Company

Exhibit 5.2	Opinion of Sidley Austin LLP, counsel to Genworth Life and Annuity Insurance Company

Exhibit 8	Opinion of Sidley Austin LLP, counsel to Genworth Life and Annuity Insurance Company (re: tax matters)

Exhibit 23.1	Consent of Heather C. Harker, counsel for Genworth Life and Annuity Insurance Company (included in Exhibit 5.1)

Exhibit 23.2	Consent of Sidley Austin LLP (included in Exhibit 5.2)

Exhibit 23.4	Consent of Sidley Austin LLP (included in Exhibit 8)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

	By:	/s/ Jac J. Amerell
Jac J. Amerell
Date: March 20, 2008		Vice President and Controller

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 4.1	Pricing Instrument, dated as of March 17, 2008, relating to Genworth Global Funding Trust 2008-9

Exhibit 4.2	Retail Global Note, dated as of March 20, 2008

Exhibit 4.3	Funding Agreement issued by Genworth Life and Annuity Insurance Company to Genworth Global Funding Trust 2008-9, effective as of March 20, 2008

Exhibit 5.1	Opinion of Heather C. Harker, counsel for Genworth Life and Annuity Insurance Company

Exhibit 5.2	Opinion of Sidley Austin LLP, counsel to Genworth Life and Annuity Insurance Company

Exhibit 8	Opinion of Sidley Austin LLP, counsel to Genworth Life and Annuity Insurance Company (re: tax matters)

Exhibit 23.1	Consent of Heather C. Harker, counsel for Genworth Life and Annuity Insurance Company (included in Exhibit 5.1)

Exhibit 23.2	Consent of Sidley Austin LLP (included in Exhibit 5.2)

Exhibit 23.4	Consent of Sidley Austin LLP (included in Exhibit 8)